Exhibit 99.4
i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
On May 31, 2019, i3 Verticals, Inc. (“i3 Verticals” or “the Company”), through i3 Verticals, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“i3 LLC”), and i3-SDCR, Inc., a Delaware corporation ("i3-SDCR") and wholly owned subsidiary i3 LLC completed the acquisition of Pace Payment Systems, Inc. (“Pace”), a Delaware corporation and Pace's wholly owned subsidiary, Pace Payments, Inc., a Delaware corporation (“the Transaction”). The Transaction was structured as a reverse triangular merger pursuant to which i3-SDCR acquired all of the stock of Pace as a result of Pace's merger with a wholly-owned subsidiary of i3-SDCR, with Pace as the surviving entity.
The unaudited pro forma condensed consolidated statements of operations for the six months ended March 31, 2019, and for the year ended September 30, 2018, consolidate the historical consolidated statements of operations of i3 Verticals, Inc. and Pace, giving effect to the Transaction as if it had occurred on October 1, 2017. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2019 gives effect to the Transaction as if it had occurred on that date. Pace’s fiscal year ends December 31. In accordance with Regulation S-X 11-02(c)(3), no adjustments were required to modify the period of Pace’s historical condensed statement of operations. The historical consolidated financial information has been adjusted to give effect to pro forma events that are: (i) directly attributable to the Transaction, (ii) factually supportable and (iii) expected to have a continuing impact on the consolidated results.
The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical audited consolidated financial statements and unaudited interim condensed consolidated financial statements and accompanying notes of the Company and Pace. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the operating results that would have occurred if the Transaction had been completed at the start of the periods presented.
The unaudited pro forma condensed consolidated financial information and related notes were prepared using the purchase method of accounting with i3 Verticals as the acquiring entity. Accordingly, the total consideration transferred by i3 Verticals to complete the Transaction with Pace will be allocated to assets and liabilities based upon their estimated fair values as of the date of completion of the Transaction. The allocation is dependent upon certain preliminary valuations utilized to allocate the total consideration transferred and are based on the actual net tangible and intangible assets of Pace which exist as of May 31, 2019. Accordingly, the pro forma purchase price adjustments are preliminary, subject to further adjustments as additional information becomes available and as additional analysis is performed. Such further adjustments could be material. The pro forma purchase price adjustments have been made solely for the purpose of providing the unaudited pro forma condensed consolidated financial information presented below. Increases or decreases in the fair value of relevant amounts of assets acquired and liabilities assumed will result in adjustments to the historical balance sheet and/or statement of operations. There can be no assurances that the final determination will not result in material changes.
The assumptions and estimates underlying the unaudited adjustments in the unaudited pro forma condensed consolidated financial information are described in the accompanying notes, which should be read together with the unaudited pro forma condensed consolidated financial information.
The unaudited pro forma condensed consolidated financial information does not reflect the cost of any integration activities or benefits that may result from synergies that may be derived from integration activities.
The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only. The pro forma information is not necessarily indicative of what the consolidated company’s financial position or results of operations would have been had the Transaction been completed as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future operating results of the consolidated company.

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2019
(in thousands, except share amounts)

	Historical i3 Verticals, Inc.	Historical Pace Payment Systems, Inc.	Pro Forma Adjustments	Notes	Pro Forma i3 Verticals, Inc.
Assets
Current assets
Cash and cash equivalents	$1,393	$184	$(1,577)	(a)	$—
Accounts receivable, net	11,703	526	—		12,229
Settlement assets	439	—	—		439
Prepaid expenses and other current assets	3,246	450	—		3,696
Total current assets	16,781	1,160	(1,577)		16,364

Property and equipment, net	3,055	157	—		3,212
Restricted cash	666	—	—		666
Capitalized software, net	7,041	330	—		7,371
Goodwill	104,651	15,675	25,209	(b)	145,535
Intangible assets, net	82,661	—	18,700	(c)	101,361
Other assets	3,644	—	—		3,644
Total assets	$218,499	$17,322	$42,332		$278,153

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)
AS OF MARCH 31, 2019
(in thousands, except share amounts)

	Historical i3 Verticals, Inc.	Historical Pace Payment Systems, Inc.	Pro Forma Adjustments	Notes	Pro Forma i3 Verticals, Inc.
Liabilities and equity
Liabilities
Current liabilities
Accounts payable	$3,359	$758	$—		$4,117
Current portion of long-term debt	5,000	600	(600)	(d)	5,000
Accrued expenses and other current liabilities	15,588	2,053	—		17,641
Settlement obligations	439	—	—		439
Deferred revenue	4,413	—	—		4,413
Total current liabilities	28,799	3,411	(600)		31,610

Long-term debt, less current portion and debt issuance costs, net	70,241	37,953	15,526	(e)	123,720
Other long-term liabilities	4,724	—	17,844	(f)	22,568
Total liabilities	103,764	41,364	32,770		177,898

Commitments and contingencies
Stockholders' equity (deficit)
Redeemable preferred stock, Series A, $0.001 par value (including accrued dividends of $9,154,952), 1,228,500 shares authorized and issued; 1,213,435 shares outstanding	—	21,440	(21,440)	(g)	—
Preferred stock, Series B, $0.001 par value, 300,000 shares authorized, issued and outstanding	—	2,000	(2,000)	(h)	—
Preferred stock, par value $0.0001 per share, 10,000,000 shares authorized; 0 shares issued and outstanding	—	—	—		—
Common stock, $0.001 par value, 2,000,000 shares authorized; 178,895 shares issued and outstanding; 198,507 restricted shares issued and 196,172 shares outstanding	—	—	—	(i)	—
Class A common stock, par value $0.0001 per share, 150,000,000 shares authorized; 9,192,030 shares issued and outstanding, actual, and 9,200,829 shares issued and outstanding, pro forma	1	—	—	(j)	1
Class B common stock, par value $0.0001 per share, 40,000,000 shares authorized; 17,112,164 shares issued and outstanding	2	—	—		2
Additional paid-in-capital	41,284	2	223	(k)	41,509
Accumulated (deficit) earnings	(188)	(47,333)	32,628	(l)	(14,893)
Treasury stock, 15,065 preferred shares, 2,335 common shares, at cost	—	(151)	151	(m)	—
Total Stockholders' equity (deficit)	41,099	(24,042)	9,562		26,619
Non-controlling interest	73,636	—	—		73,636
Total equity (deficit)	114,735	(24,042)	9,562		100,255
Total liabilities and stockholders' equity (deficit)	$218,499	$17,322	$42,332		$278,153

See Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share amounts)
Note 1. Summary of the Transaction
On May 31, 2019, i3-SDCR acquired all of the stock of Pace via a reverse triangular merger involving Pace and a special acquisition subsidiary of i3-SDCR. Total preliminary estimated purchase consideration was $65,370, including $52,500 in cash consideration, funded by revolving line of credit proceeds, $12,645 of contingent consideration as estimated on a preliminary basis and $225 of restricted shares of Class A common stock in i3 Verticals.
Certain provisions in the merger agreement provide for additional consideration of up to $20,000 in the aggregate, to be paid based upon achievement of specified financial performance targets, as defined in the purchase agreement, through December 31, 2021. We determined the preliminary estimated acquisition date fair value of the liability for the contingent consideration based on a forecast of financial performance. We plan to complete a Monte Carlo simulation to establish a final acquisition date estimated fair value of the liability for the contingent consideration. In each subsequent reporting period we will reassess the current estimates of performance relative to the targets and adjust the contingent liability to its fair value through earnings.
We are still evaluating the allocation of the preliminary estimated purchase consideration. The pro forma purchase price adjustments are preliminary, subject to further adjustments as additional information becomes available and as additional analysis is performed. Such further adjustments could be material.
The goodwill associated with the acquisition is not deductible for tax purposes.
The acquired merchant relationships intangible asset has a preliminary estimated amortization period of 15 years. The non-compete agreement and trade name have preliminary estimated amortization periods of 3 and 5 years, respectively. The weighted-average preliminary estimated amortization period all estimated intangibles is 14 years.
Estimated acquisition-related costs for Pace were $1,577, none of which were included in i3 Verticals' actual historical financial statements or Pace's actual historical financial statements. The costs have been reflected as a pro forma adjustment in the unaudited pro forma condensed consolidated balance sheet, as these costs are not reflected in either the historical financial statements of i3 Verticals or Pace, are non-recurring and are directly related to the acquisition.
Note 2. Explanation of Pro Forma Adjustments
In accordance with the rules of Article 11 of Regulation S-X, the following adjustments were made for the acquisition of Pace (amounts in thousands):
(a)Adjustments to cash and cash equivalents:

To reflect i3 Verticals' transaction costs, comprised of professional fees and expenses	$(410)
To reflect Pace's transaction costs, comprised of professional fees and expenses of $1,911, and restructuring costs of $235, which includes severance payments	(2,146)
To reflect proceeds from long term debt to cover transaction costs	979
$(1,577)

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share amounts)
(b)Adjustments to goodwill:

To eliminate Pace's historical goodwill	$(15,675)
To reflect the preliminary goodwill for the amount of consideration paid in excess of fair value of assets received and liabilities assumed	40,884
$25,209

(c)Adjustments to intangibles, net:

To record the preliminary estimated fair value of separately identified merchant relationships	$17,100
To record the preliminary estimated fair value of separately identified non-compete	100
To record the preliminary estimated fair value of separately identified trade names	1,500
$18,700

(d)Adjustments to current portion of long-term debt:

To reflect the pay down of Pace's current portion of long-term debt	$(600)

(e)Adjustments to long-term debt, less current portion and debt issuance costs, net:

To reflect proceeds from long term debt to cover transaction costs	$979
To reflect the pay down of Pace's long-term debt, less current portion	(37,953)
To record the proceeds from the Company's 2019 Senior Secured Credit Facility used to finance the cash consideration for the Pace Acquisition	52,500
$15,526

(f)Adjustments to other long-term liabilities:

To record long-term contingent consideration as estimated on a preliminary basis	$12,645
To record a deferred tax liability for the fair-market step-up of intangible assets	5,199
$17,844

(g)Adjustments to redeemable preferred stock:

To eliminate Pace's redeemable preferred stock	$(21,440)

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(in thousands, except share amounts)
(h)Adjustments to preferred stock, Series B:

To eliminate Pace's preferred stock	$(2,000)

(i)Adjustments to common stock:

To eliminate Pace's common stock	$—

(j)Adjustments to Class A common stock:

To record restricted shares of Class A common stock issued as purchase consideration	$—

(k)Adjustments to additional paid-in-capital:

To eliminate Pace's additional paid-in-capital	$(2)
To record restricted shares of Class A common stock issued as purchase consideration	225
$223

(l)Adjustments to accumulated deficit:

To eliminate Pace's accumulated deficit	$34,490
To reflect i3 Verticals, Inc.'s estimated transaction costs, net of tax	(313)
To reflect Pace's estimated transaction costs, net of tax	(1,549)
$32,628

(m)Adjustments to treasury stock:

To eliminate Pace's treasury stock	$151

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2019
(in thousands, except share and per share amounts)

	Historical i3 Verticals, Inc.	Historical Pace Payment Systems, Inc.	Pro Forma Adjustments	Notes	Pro Forma i3 Verticals, Inc.

Revenue	$170,262	$14,343	$—		$184,605

Operating expenses
Interchange and network fees	110,514	—	—		110,514
Other costs of services	19,983	12,087	—		32,070
Selling, general and administrative	26,835	1,771	—		28,606
Depreciation and amortization	7,450	123	737	(a)	8,310
Change in fair value of contingent consideration	2,153	—	—		2,153
Total operating expenses	166,935	13,981	737		181,653

Income from operations	3,327	362	(737)		2,952

Interest expense, net	2,069	3,135	(1,809)	(b)	3,395

Income (loss) before income taxes	1,258	(2,773)	1,072		(443)

Provision (benefit from) for income taxes	129	—	556	(c)	685

Net income (loss)	1,129	(2,773)	516		(1,128)

Net income (loss) attributable to non-controlling interest	2,053	—	(1,540)	(d)	513
Net (loss) income attributable to i3 Verticals, Inc.	$(924)	$(2,773)	$2,056		$(1,641)

Net loss per share available to Class A common stock per share:
Basic	$(0.10)				$(0.19)
Diluted(1) (e)	$(0.10)				$(0.19)
Weighted average shares of Class A common stock outstanding:
Basic	8,849,431				8,849,431
Diluted(1) (e)	8,849,431				8,849,431

__________________________
1.The following securities were excluded from the historical and pro forma adjusted i3 Verticals, Inc. diluted weighted average shares of Class A common stock outstanding because the effect would have been anti-dilutive:
a.17,112,164 shares of Class B common stock, along with the reallocation of net income assuming conversion of these shares,
b.33,000 stock options because the exercise price of these stock options exceeded the average market price of our Class A common stock during the period (“out-of-the-money”), and
c.884,823 shares resulting from estimated stock option exercises as calculated by the treasury stock method, and 277,758 and 286,557 restricted shares of Class A common units were excluded from the historical and pro forma adjusted i3 Verticals, Inc., respectively.
See Notes to the Unaudited Pro Forma Interim Condensed Consolidated Statement of Operations

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except unit, share and per share amounts)
In accordance with the rules of Article 11 of Regulation S-X, the following adjustments were made for the acquisition of Pace (amounts in thousands except shares):
(a)Adjustments to depreciation and amortization:

To reflect the preliminary estimated amortization of separately identified merchant relationships	$570
To reflect the preliminary estimated amortization of separately identified non compete	17
To reflect the preliminary estimated amortization of separately identified trade names	150
$737
Increased amortization expense reflects identified intangible assets in the acquisition of Pace. The weighted  average amortization period for all intangibles is 14 years.
(b)Adjustments to interest expense, net:

To eliminate Pace's interest expense on debt paid down at closing	$(3,135)
To reflect the interest expense on proceeds from the 2019 Senior Secured Credit Facility used to finance cash consideration for the Transaction	1,326
$(1,809)
Interest has been adjusted to reflect the full repayment of Pace's outstanding long-term debt as of October 1, 2017, and the increased borrowings to fund the acquisition using a 5.1% interest rate, which represents our incremental borrowing rate as of October 1, 2018. If the interest rate were increased or decreased by 1.25% it would result in a $328 change in net interest expense for the six months ended March 31, 2019.
(c)Adjustments to (benefit from) provision for income taxes:

To reflect the income tax effect of pro forma adjustments	$556

Income tax expense has been adjusted to reflect the increased pre-tax loss resulting from pro forma adjustments. For pro forma adjustments impacting Pace pre-tax loss, a marginal tax rate of 27.8% was applied. For pro forma adjustments impacting the Company, a reduction for non-controlling interest and a marginal tax rate of 23.7% was applied.
(d)Adjustments to net income (loss) attributable to non-controlling interest:

Contributed loss from Pace and associated pro forma adjustments	$(1,041)
Contributed loss from interest expense on proceeds from the 2019 Senior Secured Credit Facility used to finance the cash consideration for the Transaction	(1,326)
Total contributed loss prior to non-controlling interest in i3 Verticals	(2,367)
Non-controlling interest in i3 Verticals	65.1%
$(1,540)
i3 Verticals is the sole managing member of i3 LLC, and as a result, consolidates the financial results of i3 LLC and its subsidiaries, which will include Pace, and reports a non-controlling interest representing the Common Units of i3 LLC held by other parties.

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except unit, share and per share amounts)
(e)Under the terms of the merger agreement, at the close of the Transaction the Company issued 8,799 restricted shares of Class A common stock in i3 Verticals to certain former equity holders of Pace upon their service with the Company. The restricted Class A common shares issued under the Company's 2018 Plan are included in our pro forma diluted earnings per share calculation.

i3 Verticals, Inc.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2018
(in thousands, except share and per share amounts)

	Historical i3 Verticals, Inc.	Historical Pace Payment Systems, Inc.	Pro Forma Adjustments	Notes	Pro Forma i3 Verticals, Inc.

Revenue	$323,508	$28,978	$—		$352,486

Operating expenses
Interchange and network fees	214,543	—	—		214,543
Other costs of services	40,314	24,375	—		64,689
Selling, general and administrative	40,585	3,676	—		44,261
Depreciation and amortization	11,839	129	1,473	(a)	13,441
Change in fair value of contingent consideration	3,866	—	—		3,866
Total operating expenses	311,147	28,180	1,473		340,800

Income from operations	12,361	798	(1,473)		11,686

Other expenses
Interest expense, net	8,498	5,801	(2,796)	(b)	11,503
Change in fair value of warrant liability	8,487	—	—		8,487
Total other expenses	16,985	5,801	(2,796)		19,990

(Loss) income before income taxes	(4,624)	(5,003)	1,323		(8,304)

Provision for (benefit from) income taxes	337	—	921	(c)	1,258

Net (loss) income	(4,961)	(5,003)	402		(9,562)

Net income attributable to non-controlling interest	1,937	—	(849)	(d)	1,088
Net (loss) income attributable to i3 Verticals, Inc.	$(6,898)	$(5,003)	$1,251		$(10,650)

Net loss per share available to Class A common stock per share (1):
Basic	$0.08				$0.04
Diluted(1) (e)	$0.08				$0.04
Weighted average shares of Class A common stock outstanding:
Basic	8,812,630				8,812,630
Diluted(1) (e)	26,873,878				9,668,871
__________________________
1. 17,213,806 shares of Class B common stock, along with the reallocation of net income assuming conversion of these shares, were excluded from the pro forma adjusted i3 Verticals, Inc. diluted weighted average shares of Class A common stock outstanding because the effect would have been anti-dilutive.
See Notes to the Unaudited Pro Forma Consolidated Statement of Operations

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except unit, share and per share amounts)
In accordance with the rules of Article 11 of Regulation S-X, the following adjustments were made for the acquisition of Pace (amounts in thousands except shares):
(a)Adjustments to depreciation and amortization:

To reflect the preliminary estimated amortization of separately identified merchant relationships	$1,140
To reflect the preliminary estimated amortization of separately identified non compete	33
To reflect the preliminary estimated amortization of separately identified trade names	300
$1,473
Increased amortization expense reflects identified intangible assets in the acquisition of Pace. The weighted  average amortization period for all intangibles is 14 years.
(b)Adjustments to interest expense, net:

To eliminate Pace's interest expense on debt paid down at closing	$(5,801)
To reflect the interest expense on proceeds from the 2019 Senior Secured Credit Facility used to finance cash consideration for the Transaction	3,005
$(2,796)
Interest has been adjusted to reflect the full repayment of Pace's outstanding long-term debt as of October 1, 2017, and the increased borrowings to fund the acquisition using a 5.7% interest rate, which represents our incremental borrowing rate as of October 1, 2017. If the interest rate were increased or decreased by 1.25% it would result in a $656 change in net interest expense for the year ended September 30, 2019.
(c)Adjustments to (benefit from) provision for income taxes:

To reflect the income tax effect of pro forma adjustments	$921

Income tax expense has been adjusted to reflect the increased pre-tax loss resulting from pro forma adjustments. For pro forma adjustments impacting Pace pre-tax loss, a marginal tax rate of 27.8% was applied. For pro forma adjustments impacting the Company, a reduction for non-controlling interest and a marginal tax rate of 27.2% was applied.
(d)Adjustments to net income (loss) attributable to non-controlling interest:

Contributed loss from Pace and associated pro forma adjustments for the period 6/25/18-9/30/18	$(499)
Contributed loss from interest expense on proceeds from the 2019 Senior Secured Credit Facility used to finance the cash consideration for the Transaction for the period 6/25/18-9/30/18	(799)
Total contributed loss prior to non-controlling interest in i3 Verticals	(1,298)
Non-controlling interest in i3 Verticals	65.4%
$(850)
i3 Verticals is the sole managing member of i3 LLC, and as a result, consolidates the financial results of i3 LLC and its subsidiaries, which will include Pace, and reports a non-controlling interest representing the Common Units of i3 LLC held by other parties.

i3 Verticals, Inc.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except unit, share and per share amounts)
(e)Under the terms of the merger agreement, at the close of the Transaction the Company issued 8,799 restricted shares of Class A common stock in i3 Verticals to certain former equity holders of Pace upon their service with the Company. The restricted Class A common shares issued under the Company's 2018 Plan are included in our pro forma diluted earnings per share calculation.